Exhibit.10.30
CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.
FIFTH AMENDMENT TO LEASE
THIS FIFTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this [***], [***] (“Execution Date”), by and between ARE-MARYLAND NO. 45, LLC, a Delaware limited liability company (“Landlord”), and MACROGENICS, INC., a Delaware corporation (“Tenant”).
RECITALS
A.    Pursuant to that certain Assignment and Assumption Agreement dated as of [***] (“Original Assignment Agreement”), as amended by that certain First Amendment to Assignment and Assumption Agreement dated as of [***] (“First Amendment to Assignment” and collectively with the Original Assignment Agreement, the “Assignment Agreement” between J. Craig Venter Institute, Inc., (“JCVI”), as assignor, and Tenant, as assignee, and that certain Landlord Consent dated as of [***] attached to the Original Assignment Agreement and executed by BMR-Medical Center Drive LLC, a Delaware limited liability company (“BMR”) (“Original Landlord Consent”), as amended by that certain First Amendment to Landlord Consent dated as of [***] attached to the First Amendment to Assignment and executed by BMR First Amendment to Landlord Consent and collectively with the Original Landlord Consent, the “Landlord Consent”), BMR and Tenant are parties to that certain Lease dated as of [***] (“Original Lease”), as amended by that certain First Amendment to Lease dated as of [***] (“First Amendment”), that certain Second Amendment to Lease dated as of [***] (“Second Amendment”), that certain Third Amendment to Lease dated as of [***] (“Third Amendment”), and that certain Fourth Amendment to Lease dated as of [***] (“Fourth Amendment”); together with the Original Lease, the First Amendment, the Second Amendment, and the Third Amendment, the “Existing Lease”), whereby Tenant leases certain premises (“Premises”) from Landlord at 9704 Medical Center Drive in Rockville, Maryland (“Building”).
B.    Landlord and Tenant desire to extend the Term of the Existing Lease, provide an abatement of certain of the Base Rent for the Premises, modify the existing options to extend the Term, and modify certain other provisions of the Existing Lease on the terms and conditions set forth in this Amendment.
C.    Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions stated in this Amendment.
NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1.Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease,” From and after the Execution Date, this term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

2.Second Revised Term. The Further Revised Term of the Lease for the Premises (which was added to the Existing Lease pursuant to the Fourth Amendment) expires on [***]. The Further Revised Term for the Premises is hereby extended for the period beginning on [***] and, unless earlier terminated or extended as provided in the Lease, expiring on [***] Second Revised Term, and the Term Expiration Date for the Premises is hereby extended from [***] to [***]. From and after the Execution Date, any references in the Lease to the “Term Expiration Date” shall mean [***] (and, if the Term is extended for the First Extension Term, [***], and if the Term is extended for the Second Extension Term, [***]), and any references in the Lease to “Term” shall mean the Revised Term, the Further Revised Term, all as extended by the Second Revised Term, and as the same may be further extended pursuant to Section 6 of this Amendment.

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3.Condition of Premises. Tenant acknowledges that (a) as of the Execution Date it is in possession of and is fully familiar with the condition of the Premises and, except as otherwise expressly provided in the Existing Lease, the Assignment Agreement, the Landlord Consent, or this Amendment, agrees to take the Premises in its condition "as is" as of the first day of the Second Revised Term, and (b) Landlord shall have no obligation to alter, repair, or otherwise prepare the Premises for Tenant's continued occupancy for the Second Revised Term or to pay for any improvements to the Premises, except, in each case under clauses (a) and (b), as may be expressly provided in the Existing Lease or this Amendment.

4.Base Rent for Premises. Effective as of the Execution Date, the table in Section 4 of the Fourth Amendment setting forth the Base Rent for the Premises is hereby amended for the period commencing on [***] and ending on [***] as set forth in the table below:

Dates	Square Feet of Rentable Area For Premises	Annual Base Rent per Square Foot of Rentable Area†	Monthly Base Rent	Annual Base Rent
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
†The calculation of the Annual Base Rent and Monthly Base Rent in this table is based on escalating the Annual Base Rent per square foot of rentable area amount each year by [***]% and multiplying that amount by the rentable square footage of the Premises (i.e., [***] rentable square feet).

5.Abatement of Base Rent for Premises. Notwithstanding anything to the contrary contained in the Lease or this Amendment, Landlord hereby grants Ten ant an abatement of [***] of the Base Rent payable for the Premises during the period beginning on the Execution Date and ending [***] months after the Execution Date ("Base Rent Abatement"): provided, however, that during any period in which Tenant is in Default, Landlord may, upon prior written notice to Tenant accompanied by a rent invoice, suspend the Base Rent Abatement day for day, effective as of the first day of such Default until the day Tenant cures such Default, at which time the Base Rent Abatement shall be reinstituted for the full number of days that remained in the Base Rent Abatement period on the first day of such Default. For the avoidance of doubt, if the Execution Date occurs on the first day of a month, the Base Rent Abatement will be measured from that date. If the Execution Date occurs on a day other than the first day of a month, the Base Rent Abatement will be measured from the first day of the following month. Except as provided in the preceding sentences, Tenant shall pay the full amount of Base Rent for the Premises due in accordance with the provisions of the Lease. The Property Management Fee shall not be abated

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and shall be based on the amount of Base Rent for the Premises that would have been payable but for the Base Rent Abatement.

6.Option to Extend. Section 14 of the Second Amendment is hereby deleted in its entirely and replaced with the words "Intentionally Deleted." Tenant shall have the right to extend the Term of the Lease for the Premises upon the following terms and conditions:
a.Extension Rights. Tenant shall have 2 consecutive rights (each an “Extension Right”) to extend the Term of the Lease for the Premises for 5 years each (the “First Extension Term” and the “Second Extension Term” as applicable; collectively, the “Extension Term”) on the same terms and conditions as the Lease (other than Base Rent) by giving Landlord written notice of its election to exercise the Extension Right at least 12 months prior, and no earlier than 18 months prior, to the expiration of the Second Revised Term (with respect to the First Extension Term) or the First Extension Term (with respect to the Second Extension Term). The First Extension Term shall commence on [***] and, unless earlier terminated or extended in accordance with the terms and conditions of the Lease, expire on [***], and the Second Extension Term shall commence on [***] and, unless earlier terminated in accordance with the terms and conditions of the Lease, expire on [***]. For ease of reference, set forth in the table below are the dates for the Further Revised Term, Second Revised Term, First Extension Term, and Second Extension Term:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
b.Base Rent. Base Rent at the commencement of the applicable Extension Term shall equal the greater of (i) the Market Rate (as defined below), and (ii) the Base Rent payable immediately before the commencement of the applicable Extension Term multiplied by [***]%. Base Rent shall thereafter be adjusted on each anniversary of the commencement of the applicable Extension Term by a percentage as determined by Landlord and agreed to by Tenant at the time the Market Rate is determined. As used herein, “Market Rate” shall mean the then market base rental rate and annual escalations thereof for comparable space for a comparable term in buildings in the Rockville, Maryland submarket comparable in age, location, and quality to the Building, taking into account the existence and amount of any tenant improvement allowance or any other cash payment or other equivalent concession, including, without limitation, lease allowances, and any other comparable tenant inducement and market concession, leasehold improvements, and brokerage fees.
Tenant may, [***], request Landlord’s proposed Market Rate for the next Extension Term. Landlord shall, [***], give Tenant a written and binding proposal for the Market Rate. If, [***] Landlord and Tenant have not agreed on the determination of the Market Rate and the rent escalations during such subsequent Extension Term after negotiating in good faith, Tenant may by written notice to Landlord [***] elect arbitration as described in Section 6.c below. If Tenant does not elect such arbitration, Tenant shall be deemed to have waived any right to extend the Term of the Lease and the Extension Right shall terminate.
c.Arbitration
i.[***] each party shall deliver to the other a proposal containing the Market Rate and escalations that the submitting party believes to be correct (“Extension Proposal”). If either party fails to timely submit an Extension Proposal, the other party’s submitted proposal shall determine the Base Rent and escalations for the applicable Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet [***] and make a good faith attempt to mutually appoint a single Arbitrator (as defined below) to determine the Market Rate and escalations. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other [***], select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party’s submitted proposal shall be used to determine the Base Rent for the applicable Extension Term.

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The 2 Arbitrators so appointed shall [***] appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located [***].
ii.The decision of the Arbitrator(s) shall be made [***]. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. If the Market Rate and escalations are not determined by the first day of the applicable Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the applicable Extension Term and increased by [***]% until such determination is made. After the determination of the Base Rent and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute and deliver an amendment recognizing the Base Rent (as determined in the first sentence of Section 6.b. above) and escalations for the applicable Extension Term.
iii.An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (1) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved office and high tech industrial real estate in the greater Rockville, Maryland metropolitan area, or (B) a licensed commercial real estate broker with not less than 15 years’ experience representing landlords and/or tenants in the leasing of high tech or life sciences space in the greater Rockville, Maryland metropolitan area, (2) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (3) be in all respects impartial and disinterested.
d.Assignment of Extension Right. The Extension Right is not assignable separate and apart from the Lease. Tenant’s rights under this Section 6 shall be transferable in connection with an assignment of the Lease to an Exempt Transferee, but shall not be transferable to any other assignee without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion.
e.Exceptions. Notwithstanding anything set forth above to the contrary, the Extension Right shall not be in effect and Tenant may not exercise the Extension Right: (i) during any period of time that Tenant is in Default under any provision of the Lease; or (ii) if Tenant has been in Default under any provision of the Lease 3 or more times, regardless of whether the Defaults are cured, during the [***] period immediately prior to the date that Tenant intends to exercise the Extension Right, regardless of whether the Defaults are cured.
f.No Extension. The period of time within which the Extension Right may be exercised shall not be extended or
g.Termination. The Extension Right shall terminate and be of no further force or effect even after Tenant's due and timely exercise of the Extension Right, if, after such exercise, but before the commencement date of the applicable Extension Term, Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Extension Right to the date of the commencement of the Extension Term, regardless of whether such Defaults are cured.

7.Miscellaneous.
a.Entire Agreement. The Lease, as amended by this Amendment, is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. The Lease, as so amended by this Amendment, may be amended only by an agreement in writing, signed by the parties hereto.
b.Binding Effect. This Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, members, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

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c.Counterparts. This Amendment may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Amendment and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.
d.Broker. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent, or other person (collectively, “Broker”) in connection with this Amendment and that no Broker brought about this transaction, other than Tenant’s broker, Jones Lang LaSalle Brokerage, Inc. (“JLL”). JLL shall be paid by Landlord pursuant to a separate agreement between Landlord and JLL. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than JLL, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Amendment.
e.Ratification; Conflicts. Except as amended and/or modified by this Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Amendment. In the event of any conflict between the provisions of this Amendment and the provisions of the Lease, the provisions of this Amendment shall prevail. Regardless of whether specifically amended by this Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Amendment.
[END OF PAGE; SIGNATURES APPEAR ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the day and year first above written.
LANDLORD:
ARE-MARYLAND NO. 45, LLC,
a Delaware limited liability company
By:    Alexandria Real Estate Equities, LP.,
a Delaware limited partnership,
managing member
By:    ARE-ORS CORP.,
a Maryland corporation,
general partner
By:       Gregory Kay    (SEAL)
Name:    Gregory Kay
Title:    Senior Vice President
Real Estate Legal Affairs
TENANT:
MACROGENICS, INC.,
a Delaware corporation
By:   Scott Koenig    (SEAL)
Name:    Scott Koenig
Title:    CEO

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the day and year first above written.
LANDLORD:
ARE-MARYLAND NO. 45, LLC,
a Delaware limited liability company
By:    Alexandria Real Estate Equities, LP.,
a Delaware limited partnership,
managing member
By:    ARE-ORS CORP.,
a Maryland corporation,
general partner
By:       Gregory Kay    (SEAL)
Name:    Gregory Kay
Title:    Senior Vice President
Real Estate Legal Affairs
TENANT:
MACROGENICS, INC.,
a Delaware corporation
By:   Scott Koenig    (SEAL)
Name:    Scott Koenig
Title:    CEO